Fees Summary	Apr. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,999,998.00
Previously Paid Amount	0.00
Total Fee Amount	3,176.30
Total Offset Amount	0.00
Net Fee	$ 3,176.30